GRAYSCALE

Bitcoin Covered Call ETF

Ticker: BTCC
Exchange: NYSE Arca, Inc.

SUMMARY PROSPECTUS May 1, 2026

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus, statement of additional information, reports to shareholders and other information about the Fund online at https://etfs.Grayscale.com/btcc. You can also get this information at no cost by calling the Fund at 866-775-0131 or writing the Fund at c/o U.S. Bancorp Fund Services, LLC (d/b/a U.S. Bank Global Fund Services), 615 East Michigan Street, Milwaukee, WI 53202. The Fund’s prospectus and statement of additional information, both dated May 1, 2026, as may be supplemented are all incorporated by reference into this Summary Prospectus.

Grayscale Bitcoin Covered Call ETF is a series of Grayscale Funds Trust and an exchange-traded fund.

The U.S. Securities and Exchange Commission (“SEC”) has not approved or disapproved of these securities or passed upon the accuracy or adequacy of this Summary Prospectus. Any representation to the contrary is a criminal offense.

Investment Objectives

The Grayscale Bitcoin Covered Call ETF (the “Fund”) seeks to provide current income. The Fund’s secondary objective is to participate in the returns of Bitcoin through the use of options on Bitcoin exchange-traded products whose investment objectives are to, before fees and expenses, track the price performance of Bitcoin. The Bitcoin exchange-traded products include, but are not limited to, Grayscale Bitcoin Trust ETF (Ticker: GBTC) and Grayscale Bitcoin Mini Trust ETF (Ticker: BTC) (the “Bitcoin ETPs”). There can be no assurance that the Fund will achieve its investment objectives.

Fees and Expenses of the Fund

The following table describes the fees and expenses you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.65%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.65%

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example does not take into account brokerage commissions that you may pay on your purchases and sales of Shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$66	$208	$362	$810
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Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. For the period of April 2, 2025 (commencement of operations) through December 31, 2025, the portfolio turnover rate for the Fund was 0%.

Principal Investment Strategy

The Fund does not invest in digital assets directly. The Fund also does not invest in initial coin offerings. The Fund does, however, have indirect exposure to digital assets by virtue of its investments in derivatives that utilize a Bitcoin ETP (or an index of Bitcoin ETPs) as the reference asset. Because the Fund does not invest directly in any digital assets, it may not track price movements of any digital assets.

The Fund is an actively-managed exchange-traded fund (“ETF”) that seeks current income through indirect exposure to the returns of Bitcoin by investing in options on Bitcoin ETPs, including, but not limited to, Grayscale Bitcoin Trust ETF (Ticker: GBTC) and Grayscale Bitcoin Mini Trust ETF (Ticker: BTC) (each a “Bitcoin ETP” and together, the “Bitcoin ETPs”). Each Bitcoin ETP is a grantor trust, and GBTC and BTC are each sponsored by an affiliate of Grayscale Advisors, LLC (the “Adviser”), with the sole purpose of holding Bitcoin. In effectuating its investment strategy, the Fund may also purchase and sell a combination of call and put option contracts that utilize an index of Bitcoin ETPs as the reference asset. Options contracts that utilize a Bitcoin ETP as the reference asset and options contracts that utilize an index of Bitcoin ETPs as the reference asset are collectively referred to herein as “Bitcoin ETP Options.”

The Fund seeks to achieve its investment objectives through a synthetic covered call strategy. In implementing its investment strategy, the Fund will invest in traditional exchange-traded options contracts that reference a Bitcoin ETP. The Fund will purchase and sell a combination of call and put option contracts that utilize a Bitcoin ETP as the reference asset. The Fund will also write (i.e., sell) call options that reference a Bitcoin ETP to generate income. The Fund’s sale of call options that reference a Bitcoin ETP will limit the degree to which the Fund may participate in any gains experienced in upward movements in the share price of the referenced Bitcoin ETPs.

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Under normal circumstances, the Fund seeks to achieve its investment objectives by investing at least 80% of its net assets (including investment borrowings) in options contracts that utilize a Bitcoin ETP as the reference asset. For purposes of compliance with this 80% investment policy, derivative contracts are valued at their notional value.

The Fund seeks to gain fully synthetic exposure to the Bitcoin ETPs by investing through a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands, the Grayscale Bitcoin Covered Call Subsidiary (the “Subsidiary”). The Subsidiary is a limited company operating under Cayman Islands law. It is wholly-owned and controlled by the Fund and is advised by the Adviser and Vident Asset Management (“Vident” or the “Sub-Adviser”). The Fund’s investment in the Subsidiary is expected to provide the Fund with exposure to Bitcoin ETP Options within the limits of the federal tax laws, which may limit the ability of investment companies like the Fund to invest directly in such instruments. The Subsidiary will follow the same general investment policies and restrictions except that, unlike the Fund, the Subsidiary may invest without limit in the Bitcoin ETP Options. The Fund generally invests approximately 25% of its total assets in this Subsidiary. The Subsidiary’s investments, when viewed on a consolidated basis with the Fund, are subject to limits on leverage imposed by the Investment Company Act of 1940, as amended (the “1940 Act”). Except as noted, for purposes of this Prospectus, references to the Fund’s investment strategies and risks include those of its Subsidiary. The Fund does not currently intend to create or acquire primary control of any entity which primarily engages in investment activities in securities or other assets, other than entities wholly-owned by the Fund such as the Subsidiary.

In implementing its investment strategy, the Fund generally invests in exchange-traded options contracts that reference a Bitcoin ETP. The Fund intends to primarily utilize exchange-listed, American style options. An option is said to be “European Style” when it can be exercised only at expiration whereas an “American Style” option can be exercised at any time prior to expiration. While options contracts may trade “over-the-counter” (“OTC”), the Fund generally utilizes traditional exchange-traded options and exchange-traded Flexible Exchange Options (“FLEX Options”). The Fund may also invest in traditional options and FLEX Options that utilize an index of Bitcoin ETPs as the reference asset. Traditional exchange-traded options have standardized terms, such as the style (call or put), the reference asset, the strike price and expiration date. Exchange-listed options contracts are guaranteed for settlement by the Options Clearing Corporation (“OCC”), a market clearinghouse that guarantees performance by counterparties

3	Grayscale Bitcoin Covered Call ETF

to certain derivatives contracts. FLEX Options are customized options contracts that trade on an exchange but provide investors with the ability to customize key contract terms like strike price, style and expiration date while achieving price discovery in competitive, transparent auctions markets and avoiding the counterparty exposure of OTC options positions. Like traditional exchange-traded options, FLEX Options are guaranteed for settlement by the OCC.

In a traditional covered call strategy, an investor (such as the Fund) sells a call option on a security it already owns. A synthetic covered call strategy is similar to a traditional covered call strategy in that the investor sells a call option that is based on the value of the underlying security. However, in a synthetic covered call strategy, the Fund does not own the underlying security, but rather seeks to synthetically replicate 100% of the price movements of the underlying security through the use of various investment instruments. The Fund’s synthetic exposure to the Bitcoin ETPs is achieved through the combination of purchasing a call and selling a put generally at the same strike price which synthetically creates the upside and downside participation in the price returns of the Bitcoin ETPs. The Fund will primarily gain exposure to increases in value experienced by the Bitcoin ETPs through the purchase of the call options. As a buyer of these call options, the Fund pays a premium to the seller of the call options. The Fund will primarily gain exposure to decreases in value experienced by the Bitcoin ETPs through the sale of the put options. As the seller of these put options, the Fund receives a premium from the buyer of the put options. The call options purchased by the Fund and the put options sold by the Fund will generally have one-month to one-year terms.

In general, an option is a contract that gives the purchaser (holder) of the option, in return for a premium, the right to buy from (call) or sell to (put) the seller (writer) of the option the instrument underlying (in this case, the Bitcoin ETP or an index of Bitcoin ETPs) the option at a specified exercise price. For physically settled options, the seller (writer) of an option has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price (call) or to pay the exercise price upon delivery of the underlying security (put).

As the primary means by which the Fund intends to generate income, the Fund will sell call options that generally reference the Bitcoin ETPs at strike prices either at-the-money or out-of-the-money, depending upon market conditions. It is important to note that the sale of these call options to generate income will limit the Fund’s ability to participate in increases in the value of the referenced Bitcoin ETPs beyond a certain point, generally the strike price at which the call options are sold. This strategy effectively converts a portion of the potential upside price return growth of the Bitcoin ETPs into current

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income. It is expected that the call options the Fund will sell to generate options premiums will have expirations, generally, of one-month or less and will be held to or close to expiration. The Fund intends to make bi-weekly distribution payments to shareholders.

The Fund does not invest in, or seek direct exposure to, the current “spot” or cash price of Bitcoin. Investors seeking direct exposure to the price of Bitcoin should consider an investment other than the Fund.

In addition to the options contracts, the Fund will also invest in short-term U.S. Treasury securities and money market funds. Cash and cash equivalents, such as U.S. Treasuries, are used as collateral for the Fund’s investments in options contracts. They may also generate income. Due to certain tests that must be met in order to qualify as a registered investment company (“RIC”), the Fund may also utilize reverse repurchase agreements to help maintain the desired level of exposure to the Bitcoin ETP Options.

The Fund is “non-diversified” under the 1940 Act and therefore is not required to meet certain diversification requirements under the 1940 Act.

More Information about the Grayscale Bitcoin Trust ETF and the Grayscale Bitcoin Mini Trust ETF

The purpose of each of GBTC and BTC is to hold Bitcoins. Each of GBTC’s and BTC’s investment objective is for the value of its shares (based on Bitcoin per share) to reflect the value of Bitcoins held by each of GBTC and BTC. Coinbase Custody Trust Company, LLC is the custodian for each of GBTC and BTC.

Each of GBTC and BTC uses the closing value of the CoinDesk Bitcoin Price Index to calculate its net asset value (“NAV”) which is the aggregate value, expressed in U.S. dollars, of each of GBTC’s and BTC’s assets (other than U.S. dollars or other fiat currency), less the U.S. dollar value of each of GBTC’s and BTC’s expenses and other liabilities. NAV per share is calculated by dividing NAV by the number of shares currently outstanding. NAV and NAV per share are not measures calculated in accordance with generally accepted accounting principles (“GAAP”).

Each of GBTC and BTC is registered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Information provided to or filed with the Securities and Exchange Commission by GBTC and BTC pursuant to the Exchange Act can be located by reference to the Securities and Exchange Commission (GBTC: File No. 001-41906, BTC: File No. 001-42194) through the Securities and Exchange Commission’s website at www.sec.gov. In addition, information regarding GBTC and BTC may be obtained from other sources including, but not limited to, press releases, newspaper articles and other publicly disseminated documents.

5	Grayscale Bitcoin Covered Call ETF

Each of GBTC and BTC has its shares listed on NYSE Arca under the symbol GBTC and BTC, respectively. The shares may be purchased from each of GBTC and BTC, only in one or more blocks of 10,000 shares (a block of 10,000 shares is called a “Basket”) by certain authorized participants. Each of GBTC and BTC issues Baskets of Shares to certain authorized participants on an ongoing basis. In addition, each of GBTC and BTC redeems shares in Baskets on an ongoing basis from authorized participants.

The U.S. Securities and Exchange Commission (the “SEC”) maintains an internet website that contains reports, proxies and information statements and other information regarding each of GBTC and BTC that is filed electronically with the SEC at www.sec.gov.

The information in this section regarding GBTC and BTC is based on publicly available information and filings made by GBTC and BTC with the SEC. The inclusion of this information is provided solely for informational purposes to describe certain characteristics of GBTC and BTC that are relevant to the Fund’s investment strategy and does not constitute an offer to sell or a solicitation of an offer to buy shares of GBTC or BTC. Information provided to or filed with the SEC by GBTC or BTC, including information available on the SEC’s website or on any other website, is not incorporated by reference into this Prospectus and should not be considered part of this Prospectus. Neither the Fund nor the Adviser undertakes any obligation to update the information described above.

Additional Information on Bitcoin

The Bitcoin network allows people to exchange native tokens of value, called Bitcoin, which are recorded on a public transaction ledger known as a blockchain. Bitcoin can be used to pay for goods and services, or it can be converted to fiat currencies, such as the U.S. dollar, at rates determined on digital asset markets that trade Bitcoin or in individual end-user-to-end-user transactions under a barter system. The ownership and operation of Bitcoin is determined by participants in an online, peer-to-peer network referred to as the Bitcoin network. The Bitcoin network connects computers that run publicly accessible, or “open source,” software that follows the rules and procedures governing the Bitcoin network. This is commonly referred to as the Bitcoin Protocol. The value of Bitcoin is not backed by any government, corporation, or other identified body. Instead, its value is determined in part by the supply and demand in markets created to facilitate trading of Bitcoin. Ownership and transaction records for Bitcoin are protected through public-key cryptography. The supply of Bitcoin is determined by the Bitcoin Protocol. No single entity owns or operates the Bitcoin network. The Bitcoin network is collectively maintained by (1) a decentralized group of participants

6	Grayscale Bitcoin Covered Call ETF

who run computer software that results in the recording and validation of transactions (commonly referred to as “miners”), (2) developers who propose improvements to the Bitcoin Protocol and the software that enforces the protocol and (3) users who choose which version of the Bitcoin software to run. From time to time, the developers suggest changes to the Bitcoin software. If a sufficient number of users and miners elect not to adopt the changes, a new digital asset, operating on the earlier version of the Bitcoin software, may be created. This is often referred to as a “fork.” The price of Bitcoin and the share price of Bitcoin-related ETPs may reflect the impact of these forks.

Summary of Principal Investment Risks

The principal risks of investing in the Fund are summarized below. Certain key risks are prioritized below (with others following in alphabetical order), but the relative significance of any risk is difficult to predict and may change over time. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. You should review each risk factor carefully. As with any investment, there is a risk that you could lose all or a portion of your investment in the Fund, and the Fund’s performance could trail that of other investments. Some or all of these risks may adversely affect the Fund’s net asset value per share (“NAV”), trading price, yield, total return and/or ability to meet its objectives. For more information about the risks of investing in the Fund, see the section in the Fund’s Prospectus titled “Additional Information About the Fund.”

Bitcoin ETP Options Risk: The market for Bitcoin ETP Options may be less developed, and potentially less liquid and more volatile, than more established options markets. While the Bitcoin ETP Options market has grown since the commencement of trading, there can be no assurance that this growth will continue. Market conditions and expectations, regulatory or exchange-imposed limitations (such as margin requirements, position limits and accountability levels), collateral requirements, the availability of counterparties and other factors may affect the supply of and demand for Bitcoin ETP Options and may limit the Fund’s ability to obtain desired exposure. If the Fund is unable to obtain such exposure, it may not be able to meet its investment objectives and its returns may be different from, or lower than, expected. In addition, collateral requirements may require the Fund to liquidate positions at times when it otherwise would not do so, potentially incurring losses and expenses. Price differences between Bitcoin and Bitcoin ETP Options may expose the Fund to risks different from, and possibly greater than, the risks associated with investing directly in Bitcoin, and although the performance of Bitcoin ETP Options has historically been highly correlated with the performance

7	Grayscale Bitcoin Covered Call ETF

of Bitcoin, there can be no guarantee that such correlation will continue. Persistent disconnects between Bitcoin and Bitcoin ETP Options could prevent the Fund from achieving its investment objectives.

Bitcoin Investment Risk: The Fund’s investment in Bitcoin ETPs Options carries significant risks. Bitcoin is a digital asset that operates on a decentralized, peer-to-peer network and represents a new and rapidly evolving industry. The market price of Bitcoin has experienced extreme volatility and may continue to fluctuate widely due to changes in adoption, market sentiment, technological developments, regulatory actions or other factors that are difficult to predict. Bitcoin ownership may be concentrated among a small number of holders, and large sales or distributions could adversely affect its price. In addition, if a malicious actor or group were to obtain control of a majority of the processing power on the Bitcoin network, it could manipulate transactions or disrupt the network, and modifications to the Bitcoin network’s open-source protocol, including “forks,” could result in competing digital assets and increased uncertainty or volatility.

Bitcoin trades on digital asset trading platforms that are relatively new and, in many cases, subject to limited regulatory oversight. These platforms may experience fraud, market manipulation, security breaches, operational failures or regulatory actions, and their failure or disruption could adversely affect the price of Bitcoin. The realization of any of these risks could have a material adverse effect on the value of Bitcoin and the Fund’s indirect exposure through Bitcoin ETP Options. As a result, the Fund’s net asset value and the market price of its Shares could decline, and you could lose money.

Covered Call Option Writing Risk: By writing covered call options in return for the receipt of premiums, the Fund will give up the opportunity to benefit from potential increases in the value of the underlying instrument above the exercise prices of such options, but will continue to bear the risk of declines in the value of the underlying instrument. The premiums received from the options may not be sufficient to offset any losses sustained from the volatility of the underlying reference asset of the options over time. As a result, the risks associated with writing covered call options may be similar to the risks associated with writing put options. Exchanges may suspend the trading of options in volatile markets. If trading is suspended, the Fund may be unable to write options at times that may be desirable or advantageous to do so.

Synthetic Bitcoin ETPs Investment Risk: The Fund obtains investment exposure to Bitcoin, indirectly through derivatives that provide synthetic exposure to ETPs that hold Bitcoin. The price of Bitcoin ETP shares may not directly correspond to the price of Bitcoin and may be highly volatile. Such investment exposes the Fund to the risks associated with Bitcoin and the

8	Grayscale Bitcoin Covered Call ETF

Bitcoin network, as well as the risks associated with the structure, operation and pricing of Bitcoin ETPs and the derivatives used to obtain such exposure. Differences in pricing, liquidity, transaction costs, derivative valuation and other factors may result in a lack of correlation between the performance of the Fund’s investments and the price of Bitcoin, which could adversely affect the Fund’s performance.

Bitcoin ETPs are not registered under the 1940 Act, or any state securities laws, and therefore investors in such ETPs do not benefit from the protections and restrictions provided by those laws. In addition, Bitcoin ETPs may trade at a premium or discount to their net asset value and may be subjected to limited liquidity, particularly during periods of market stress.

Certain Bitcoin ETPs, including the Grayscale Bitcoin Trust ETF (“GBTC”) and the Grayscale Bitcoin Mini Trust ETF (“BTC”), are sponsored by an affiliate of the Adviser, which receives fees in exchange for providing administrative and marketing services to such ETPs. This may create a conflict of interest for the Adviser in selecting or maintaining exposure to such affiliated ETPs. Although the Fund does not invest directly in GBTC or BTC, the Fund’s investment strategy may result in increased demand for shares of such ETPs, including through the activities of options counterparties, which would increase the fees received by the Adviser or its affiliates.

Market and Volatility Risk: The Fund’s holdings are subject to market fluctuations, and the Fund could lose money due to short-term market movements and over longer periods during market downturns. The value of a security may decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security or due to factors that affect a particular industry or group of industries. During a general downturn in the securities markets, multiple asset classes may be negatively affected. Additionally, natural or environmental disasters, widespread disease or other public health issues, war, military conflict, acts of terrorism, economic crisis or other events could result in increased premiums or discounts to the Fund’s NAV.

The prices of digital assets, including Bitcoin, have historically been highly volatile. The value of the Fund’s investments related to digital assets, including Bitcoin, and therefore the value of an investment in the Fund, could decline significantly and without warning, including to zero. If you are not prepared to accept significant and unexpected changes in the value of the Fund and the possibility that you could lose your entire investment in the Fund you should not invest in the Fund.

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Subsidiary Investment Risk: By investing in the Subsidiary, the Fund is indirectly exposed to, and dependent on, the risks associated with the Subsidiary’s investments, which may include instruments the Fund cannot hold directly and are generally subject to the same risks as if investments were held directly by the Fund. The Subsidiary is not registered under the 1940 Act, and therefore the Fund will not receive all of the protections offered to investors in registered investment companies. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the Subsidiary to operate as intended, which may adversely affect the Fund and its shareholders.

Active Management Risk: The Fund is actively managed and its performance reflects the investment decisions that the Adviser makes for the Fund. The Adviser’s judgments about the Fund’s investments may prove to be incorrect. If the investments selected and strategies employed by the Fund do not produce the intended results, the Fund could underperform other funds with similar investment objectives and/or strategies and could adversely affect the Fund’s net asset value, trading price and overall performance of the Shares.

Asset Class Risk: Securities and other assets in the Fund’s portfolio may underperform the general financial markets, a particular financial market or other asset classes.

Assignment Risk: The OCC may randomly assign an exercise notice to a clearing member, who must then assign, randomly or on a first-in-first-out basis, the obligation to a customer who has written that option contract. The Fund may be assigned an exercise notice on an option it has written before the option’s expiration. If the Fund is assigned, the Fund would be required to settle the option position at a time when it may be disadvantageous to do so and may incur a loss or lose the opportunity to benefit from holding the position longer. This could adversely affect the Fund’s performance and its ability to track the performance of the referenced Bitcoin ETPs.

Blockchain Technology Risk: Blockchain technology is relatively new and many of its uses may be untested, and there can be no assurance that it will achieve widespread adoption or that competing platforms or technologies will not be favored. The adoption and use of blockchain technology may be impaired by existing or future laws or regulations that are difficult to predict, and because blockchain functionality relies on the Internet, significant disruptions in connectivity could impede blockchain operations. Certain features of blockchain technology may increase the risk of fraud or cyberattacks, and transactions depend on cryptographic keys, the theft, loss or destruction of which could adversely affect ownership claims over digital assets. In addition, defects or vulnerabilities in third-party or open-source technologies used in

10	Grayscale Bitcoin Covered Call ETF

blockchain systems could adversely affect the operation or value of blockchain networks and related assets. The cryptography underlying blockchain technology could prove to be flawed or ineffective, or developments in mathematics and/or technology, including advances in digital computing, algebraic geometry and quantum computing, could result in such cryptography becoming ineffective, which could compromise the security of a blockchain network or permit a malicious actor to compromise wallets or other accounts holding digital assets, which could result in losses.

Cash Transactions Risk: The Fund may effect a significant portion of its creations and redemptions for cash, rather than in-kind. Paying redemption proceeds in cash rather than through in-kind delivery of portfolio securities may require the Fund to dispose of or sell portfolio securities or other assets at an inopportune time to obtain the cash needed to meet redemption orders. This may cause the Fund to sell a security and recognize a capital gain or loss that might not have been incurred if it had made a redemption in-kind. As a result, the Fund may pay out higher or lower annual capital gains distributions than ETFs that redeem in-kind. The use of cash creations and redemptions may also cause the Fund’s Shares to trade in the market at greater bid-ask spreads or greater premiums or discounts to the Fund’s NAV. Furthermore, the Fund may not be able to execute cash transactions for creation and redemption purposes at the same price used to determine the Fund’s NAV. To the extent that the maximum additional charge for creation or redemption transactions is insufficient to cover the execution shortfall, the Fund’s performance could be negatively impacted.

Cybersecurity Risk: Cybersecurity incidents, both intentional and unintentional, may allow an unauthorized party to gain access to the Fund’s assets, the Fund’s data or shareholder information (including non-public personal information), or proprietary information, or may cause the Fund, the Adviser, the Sub-Adviser, Authorized Participants, market makers, the Exchange, or any of their respective service providers (including, but not limited to, accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption, loss of operational functionality, or otherwise disrupt the Fund’s operations, including the ability of shareholders to purchase or redeem Shares or receive distributions. The Adviser and Sub-Adviser have limited ability to prevent or mitigate cybersecurity incidents affecting third party service providers, and such third-party service providers may have limited indemnification obligations to the Fund, the Adviser or the Sub-Adviser. Cybersecurity incidents may result in financial losses to the Fund and its shareholders, and substantial costs may be incurred in an effort to prevent or mitigate future cybersecurity incidents.

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Because cybersecurity threats are continually evolving, new methods of conducting cyber-attacks are regularly developed, and the Fund and its service providers may not be able to anticipate or detect all such threats, which may limit the Fund’s ability to prevent or respond to cybersecurity incidents. Like other funds and business enterprises, the Fund, the Adviser, the Sub-Adviser, and their service providers are subject to the risk of cyber incidents occurring from time to time.

Debt Securities Risk: Investments in debt securities, such as bonds, subject the holder to the credit risk of the issuer. Credit risk refers to the possibility that the issuer or other obligor of a security will not be able or willing to make payments of interest and principal when due. Generally, the value of debt securities will change inversely with changes in interest rates. To the extent that interest rates rise, certain underlying obligations may be paid off substantially slower than originally anticipated and the value of those securities may fall sharply. During periods of falling interest rates, the income received by the Fund may decline. If the principal on a debt security is prepaid before expected, the prepayments of principal may have to be reinvested in obligations paying interest at lower rates. Debt securities generally do not trade on a securities exchange making them generally less liquid and more difficult to value than common stock. Changes in interest rates may have unpredictable effects on markets, may result in market volatility and could negatively impact the Fund’s performance and the value of your Shares.

Digital Asset Markets Risk: Digital asset markets have experienced periods of extreme volatility, disruption and reduced liquidity. Digital asset prices have fluctuated widely and certain digital asset trading platforms, hedge funds and lending platforms have experienced financial distress, insolvency or failure. These events have resulted in decreased market liquidity, significant negative publicity surrounding digital assets and increased regulatory scrutiny of the digital asset industry by U.S. and foreign governmental authorities. Loss of confidence in digital assets or market participants, operational failures or fraud affecting digital asset platforms, or increased regulatory or enforcement actions could adversely affect the value and liquidity of digital assets such as Bitcoin and, in turn, the value of the Shares.

Digital Asset ETP Investment Risk: The Fund is subject to the same risks as those associated with the direct ownership of the investments held or represented by the ETPs in which it has exposure to. The market price of digital asset ETP shares may not correspond directly to the price of the underlying digital asset and may be highly volatile. Digital asset ETPs are subject to risks associated with the underlying digital assets and their networks, including market volatility, technological developments and regulatory uncertainty,

12	Grayscale Bitcoin Covered Call ETF

and are not registered under the 1940 Act, and therefore do not provide the protections of the 1940 Act. Sponsors of digital asset ETPs may not be registered as investment advisers with the SEC and may not be subject to comparable regulatory oversight.

Of the digital asset ETPs, GBTC and BTC are sponsored by an affiliate of the Fund’s Adviser that receives fees in connection with such ETPs, which may create a conflict of interest for the Adviser.

Digital Asset Tax Risk: The U.S. federal income tax treatment of digital assets and instruments that provide exposure to digital assets remains uncertain. Income derived from the Fund’s investments in digital asset-related instruments, including derivatives or investments held through subsidiaries, may not constitute “qualifying income” for purposes of the income requirements applicable to RICs under Subchapter M of the Internal Revenue Code. If the Internal Revenue Service (the “IRS”) were to issue guidance, Treasury regulations, or other interpretations, or if Congress were to enact legislation that adversely affects the tax treatment of such investments, including guidance applied retroactively, the Fund may be required to modify its investment strategy or could fail to qualify as a RIC, which could adversely affect the Fund and its shareholders.

Digital Assets Risk: Digital assets, such as Bitcoin, are assets designed to act as a medium of exchange, though some arguably have not achieved that purpose, and digital assets represent an emerging asset class. Digital assets generally operate without a central authority (such as a bank), are not backed by any government and are not legal tender. Federal, state and/or foreign governments may restrict the use and exchange of digital assets, and regulation in the United States is still developing. The market price of Bitcoin and other digital assets has been subject to extreme fluctuations. Similar to fiat currencies, digital assets are susceptible to theft, loss and destruction. Digital asset trading platforms and other trading venues are relatively new and, in many cases, largely unregulated, which may increase exposure to fraud, market manipulation or operational failures.

Exchange Traded Fund (“ETF”) Risks: The Fund is an ETF, and, as a result of an ETF’s structure, it is exposed to the following risks:

Authorized Participants, Market Makers and Liquidity Providers Concentration. The Fund has a limited number of financial institutions that may act as Authorized Participants (“APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs

13	Grayscale Bitcoin Covered Call ETF

exit the business or otherwise become unable or unwilling to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

Costs of Buying or Selling Shares. Due to the costs of buying or selling Shares, including brokerage commissions imposed by brokers and bid-ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.

Liquidity. Although Shares are listed for trading on NYSE Arca, Inc. (the “Exchange”) and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that Shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than Shares, and this could result in differences between the market price of the Shares and the underlying value of those Shares.

Shares May Trade at Prices Other Than NAV. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will generally approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant.

FLEX Options Risk: Trading FLEX Options involves risks different from, or possibly greater than, the risks associated with investing directly in securities. FLEX Options are issued and guaranteed for settlement by the OCC. In the event that the Fund were to utilize FLEX Options, the Fund bears the risk that the OCC will be unable or unwilling to perform its obligations under the FLEX Options contracts. In the unlikely event that the OCC becomes insolvent or is otherwise unable to meet its settlement obligations, the Fund could suffer significant losses. Additionally, FLEX Options may be less liquid than certain other securities, such as standardized options. In less liquid markets for the FLEX Options, the Fund may have difficulty closing out certain FLEX Options positions at desired times and prices. The Fund may experience losses from

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specific FLEX Option positions and certain FLEX Option positions may expire worthless. The FLEX Options are listed on an exchange; however, no one can guarantee that a liquid secondary trading market will exist for the FLEX Options. In the event that trading in the FLEX Options is limited or absent, the value of the Fund’s FLEX Options may decrease. In a less liquid market for the FLEX Options, liquidating the FLEX Options may require the payment of a premium (for written FLEX Options) or acceptance of a discounted price (for purchased FLEX Options) and may take longer to complete. A less liquid trading market may adversely impact the value of the FLEX Options and, therefore, the value of your investment in the Fund. Trading in FLEX Options may be less deep and liquid than the market for certain other exchange-traded options, non-customized options or other securities. Less liquidity in the trading of the Fund’s FLEX Options could have an impact on the prices paid or received by the Fund for the FLEX Options in connection with creations and redemptions of the Fund’s shares. Depending on the nature of this impact to pricing, the Fund may be forced to pay more for redemptions (or receive less for creations) than the price at which it currently values the FLEX Options. Such overpayment or under collection could reduce the Fund’s ability to achieve its investment objectives.

Inflation Risk: Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the present value of the Fund’s assets and distributions may decline. This risk is more prevalent with respect to fixed income securities held by the Fund.

Interest Rate Risk: Interest rate risk is the risk that the value of the debt securities in the Fund’s portfolio will decline because of rising market interest rates. Interest rate risk is generally lower for shorter term debt securities and higher for longer-term debt securities. Duration is a reasonably accurate measure of a debt security’s price sensitivity to changes in interest rates and a common measure of interest rate risk. Duration measures a debt security’s expected life on a present value basis, taking into account the debt security’s yield, interest payments and final maturity. In general, duration represents the expected percentage change in the value of a security for an immediate 1% change in interest rates. For example, the price of a debt security with a three-year duration would be expected to drop by approximately 3% in response to a 1% increase in interest rates. Therefore, prices of debt securities with shorter durations tend to be less sensitive to interest rate changes than debt securities with longer durations. As the value of a debt security changes over time, so will its duration.

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Illiquid Investment Risk: Liquidity risk is the risk that an investment cannot be sold at an advantageous time or price. Investments may become less liquid during periods of market stress or due to factors affecting specific securities or markets, and liquid investments may become illiquid after purchase. If the Fund is required to sell investments under unfavorable conditions to meet redemptions or other obligations, it may incur losses and its returns may be negatively affected. Illiquid investments may also be more difficult to value, particularly in changing market conditions. In stressed markets, reduced liquidity in the Fund’s portfolio holdings may cause the Fund’s Shares to trade at a premium or discount to net asset value and may disrupt the Fund’s creation and redemption process.

Issuer Risk: The performance of the Fund depends on the performance of individual securities to which the Fund has exposure. Changes in the financial condition of an issuer of those securities may cause the value of the securities to decline.

Large Shareholder and Large-Scale Redemption Risk: Certain shareholders, including an authorized participant, a third-party investor, the Adviser or an affiliate of the Adviser, may from time to time own or control a substantial amount of the Fund’s Shares or may invest for a limited period of time. Redemptions by such shareholders could have a significant negative impact on the Fund, including requiring the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively affect the Fund’s net asset value and market price, increase brokerage costs and result in the Shares trading at a discount to net asset value. If a large shareholder redeems all or a substantial portion of its Shares, the Fund may be unable to maintain sufficient assets to continue operations and may be liquidated.

Large redemptions may also increase the Fund’s expenses, accelerate the realization of taxable income or capital gains and cause the Fund to hold cash or cash equivalents, which may dilute investment returns. In addition, inclusion in or removal from adviser asset allocation models may result in significant purchases or sales of Shares over short periods of time, increased volatility and adverse tax consequences.

Leverage Risk: Certain transactions may give rise to economic leverage, including derivatives and other instruments that provide exposure in excess of the Fund’s initial investment. The use of leverage may magnify gains and losses, so that relatively small changes in the value of the Fund’s investments may result in significant losses. Leverage may also increase the volatility of the Fund’s returns and may require the Fund to liquidate portfolio positions at times when it would not otherwise be advantageous to do so in order to meet its obligations.

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Money Market Fund Risk: The value of money market instruments may be affected by market conditions, changing interest rates and changes in the credit ratings of the investments. If market conditions improve while the Fund has invested some or all of its assets in money market instruments, this strategy could result in reducing the potential gain from the market upswing, thus reducing the Fund’s opportunity to achieve its investment objective. An investment in a money market fund is not insured or guaranteed by the FDIC or any other government agency. It is possible to lose money by investing in a money market fund.

New Fund Risk: The Fund is a recently organized investment company with limited operating history. As a result, prospective investors have a limited track record or history on which to base their investment decision. There can be no assurance that the Fund will grow to or maintain a viable size. Accordingly, investors in the Fund bear the risk that the Fund may not be successful, which could result in the Fund being liquidated at any time without shareholder approval and/or at a time that may not be favorable to shareholders. Such a liquidation could have negative tax consequences for shareholders.

Non-Diversification Risk: The Fund is considered to be non-diversified under the 1940 Act, which means that it may invest more of its assets in the securities of a single issuer or a smaller number of issuers than if it were a diversified fund. Because the Fund may invest in securities of a smaller number of issuers, the Fund may be more exposed to the risks associated with and developments affecting an individual issuer or a smaller number of issuers than a fund that invests more widely. This may increase the Fund’s volatility and cause the performance of a relatively smaller number of issuers to have a greater impact on the Fund’s performance. However, the Fund intends to satisfy the diversification requirements for qualifying as a RIC under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”).

Operational and Technology Risk: The Fund and the entities with which it interacts directly or indirectly are subject to operational and technology risks, including risks arising from human error, systems failures, cybersecurity incidents, and the use of emerging technologies, including artificial intelligence (“AI”), which may result in financial losses, operational disruptions, or declines in the value of the Fund’s investments. These risks may affect the Adviser, Sub-Adviser, the Fund’s service providers, index provider, Authorized Participants, the Exchange on which Shares are listed, and issuers in which the Fund invests, and may impair the calculation of NAV or the creation and redemption of Shares. Although the Fund and its service providers maintain risk management systems and business continuity plans, such measures may

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not prevent or mitigate all operational or technology-related incidents, and events beyond the Fund’s control could have a material adverse effect on the Fund’s NAV, trading price, or total return.

Options Premium Tax Risk: The Fund’s investment strategy may increase the amount of capital gain that the Fund realizes and may limit its ability to designate distributions as qualified dividend income, which for non-corporate shareholders are subject to federal income tax at rates of up to 20%, or as eligible for the dividends-received deduction for corporate shareholders. As a result, a significant portion of distributions received from the Fund may be subject to tax at effective tax rates that are higher than the rates that would apply if the Fund were to engage in a different investment strategy. You should consult your tax advisor as to the tax consequences of acquiring, owning and disposing of Shares in the Fund.

Options Risk: The use of options involves investment strategies and risks different from those associated with ordinary portfolio securities transactions and depends on the ability of the Fund’s portfolio managers to forecast market movements correctly. The prices of options are volatile and are influenced by, among other things, changes in the value of the underlying instrument, interest or currency exchange rates and anticipated volatility. The effective use of options also depends on the Fund’s ability to terminate option positions at times deemed desirable, and there can be no assurance that the Fund will be able to effect closing transactions at any particular time or at an acceptable price. In addition, there may at times be an imperfect correlation between the movement in values of options and their underlying securities, and there may at times not be a liquid secondary market for certain options. Positions in options and other contracts may also be required to be liquidated at disadvantageous times or prices to prevent the Fund from exceeding applicable position limits, which could subject the Fund to substantial losses. Investing in options may be considered aggressive and may expose the Fund to significant risks, including counterparty risk and liquidity risk.

Reverse Repurchase Agreements Risk: Reverse repurchase agreements involve both counterparty risk and the risk that the value of securities that the Fund is obligated to repurchase under the agreement may decline below the repurchase price. Reverse repurchase agreements involve leverage risk; the Fund may lose money as a result of declines in the values both of the security subject to the reverse repurchase agreement and the instruments in which the Fund invested the proceeds of the reverse repurchase agreement.

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Tax Risk: To qualify for the favorable tax treatment generally available to a RIC, the Fund must satisfy, among other requirements described in the Statement of Additional Information (“SAI”), certain diversification requirements. If the Fund were to fail to satisfy the diversification requirements, it could be eligible for relief provisions if the failure is due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirements. Additionally, relief is provided for certain de minimis failures of the diversification requirements where the Fund corrects the failure within a specified period. If the Fund were to fail to qualify as a RIC for a tax year, and the relief provisions are not available, it would be taxed in the same manner as an ordinary corporation, and distributions to its shareholders would not be deductible by the Fund in computing its taxable income. In such case, its shareholders would be taxed as if they received ordinary dividends, although corporate shareholders could be eligible for the dividends received deduction (subject to certain limitations) and individuals may be able to benefit from the lower tax rates available to qualified dividend income. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying as a RIC.

U.S. Government Securities Risk: U.S. government securities are subject to interest rate risk but generally do not involve the credit risks associated with investments in other types of debt securities. As a result, the yields available from U.S. government securities are generally lower than the yields available from other debt securities. U.S. government securities are guaranteed only as to the timely payment of interest and the payment of principal when held to maturity.

Performance Information

Because the Fund does not have performance history for a full calendar year, no performance information is presented for the Fund at this time. Once the Fund has completed a full calendar year of investment operations, this section will provide some indication of the risks of investing in the Fund by showing how the Fund’s average annual returns compare with a broad measure of market performance. Past performance does not necessarily indicate how the Fund will perform in the future. The Fund makes updated performance information, including its current net asset value, available on the Fund’s website at https://etfs.Grayscale.com/btcc.

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Portfolio Management

Adviser	Grayscale Advisors, LLC (the “Adviser”)
Sub-Adviser	Vident Asset Management (“Vident” or the “Sub-Adviser”)
Portfolio manager	Title	Portfolio manager of the Fund since
Yin Bhuyan	Senior Portfolio Manager of Vident	Since inception, April 2025
Austin Wen, CFA	Senior Portfolio Manager of Vident	Since inception, April 2025
Rafael Zayas, CFA	Senior Vice President, Head of Portfolio Management and Trading of Vident	Since inception, April 2025

To the extent that a reference in this prospectus refers to the Adviser, such reference should also be read to refer to the Sub-Adviser, where the context requires.

Purchase and Sale of Shares

The Shares are listed on the Exchange, and individual Shares may only be bought and sold in the secondary market through brokers at market prices, rather than NAV. Because Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (premium) or less than NAV (discount).

The Fund issues and redeems Shares at NAV only in large blocks known as “Creation Units,” which only APs (typically, broker-dealers) may purchase or redeem. The Fund generally issues and redeems Creation Units in exchange for securities, assets or other positions and/or cash (which may include cash in lieu of certain securities, assets or other positions).

Investors may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”). Recent information about the Fund, including its NAV, market price, premiums and discounts, and bid-ask spreads is available on the Fund’s website at https://etfs.Grayscale.com/btcc.

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Tax Information

Fund distributions are generally taxable as ordinary income, qualified dividend income, or capital gains (or a combination), unless your investment is in an individual retirement account (“IRA”) or other tax-advantaged account. Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts. Certain Fund distributions may exceed the Fund’s income and gains for the Fund’s taxable year. Distributions in excess of the Fund’s current and accumulated earnings and profits will be treated as a return of capital. A return of capital distribution generally will not be taxable but will reduce the shareholder’s cost basis and will result in a higher capital gain or lower capital loss when those Shares on which the distribution was received are sold. Once a Fund shareholder’s cost basis is reduced to zero, further distributions will be treated as capital gain if the Fund shareholder holds Shares as capital assets.

Financial Intermediary Compensation

If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the Adviser or its affiliates may pay Intermediaries for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange traded products, including the Fund, or for other activities, such as marketing, educational training or other initiatives related to the sale or promotion of Shares. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.

(SEC Investment Company Act File No. 811-23876)